Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Aames Investment Corporation (the “Company”) for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, A. Jay Meyerson, Chairman and Chief Executive Officer of the Company, and Jon D. Van Deuren., Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.     The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2006	/s/ A. JAY MEYERSON
A. Jay Meyerson
Chairman and Chief Executive Officer
Dated: August 9, 2006	/s/ JON D. VAN DEUREN
Jon D. Van Deuren
Chief Financial Officer